Exhibit 10.31.7

AMENDMENT NUMBER SIX TO THE
METLIFE PLAN FOR TRANSITION ASSISTANCE FOR GRADES 14 AND ABOVE

(Amended and Restated Effective April 1, 2014)

THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR GRADES 14 AND ABOVE (the
"Plan") is hereby amended, effective as of July 1, 2017, as follows:

1.	Section 1.4.09 of the Plan is hereby amended to renumber subsection (n) as subsection (i) to correct any error in numbering.

2.	Section 1.4.09(b) of the Plan is hereby amended by replacing grade "14I" with "14A."

3.	The first sentence of subsection 1.4.09(i) of the Plan is hereby amended by replacing the reference to "Section 1.4.10" with a reference to "Section 1.4.09."

4.	Sections 1.4.16 of the Plan and thereafter are hereby amended to be renumbered as Sections 1.4.15 and thereafter to correct any errors in numbering.

5.	Section 4.4 of the Plan is hereby amended to be renumbered as Section 4.3 of the Plan to correct any error in numbering.

6.	Section 8.2(b) of the Plan is hereby amended to replace "MassMutual Transferred Employee" with "CSC Transferred Employee."

IN WITNESS WHEREOF, the Company has caused this amendment to be executed on this 20th day of July, 2017 by the duly authorized individual below.

METROPOLITAN LIFE INSURANCE COMPANY

By: /s/ Andrew J. Bernstein
Andrew J. Bernstein, Plan Administrator

Witness: /s/ Wanda Mason